   U.S. BANK
       DISBURSEMENT REQUEST AND AUTHORIZATION

Principal      Loan Date     Maturity  Loan No   Call   Collateral
$10,000,000.00 05-01-1998   04-30-2000 815-141   04368      365
Account             Officer          Initials
7155425480      62186
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: R.H. PHILLIPS, INC.          Lender:  U.S. BANK NATIONAL
          26836 County Road 12A                 ASSOCIATION
          Esparto, CA  95627                    California Corporate Banking
                                                980 Ninth Street, Suite 1100
                                                Sacramento, CA   95814

LOAN TYPE.  This is a Variable Rate (at LENDER'S PRIME
RATE.  THIS IS THE RATE OF INTEREST WHICH LENDER
FROM TIME TO TIME ESTABLISHES AS ITS PRIME RATE
AND IS NOT, FOR EXAMPLE, THE LOWEST RATE OF
INTEREST WHICH LENDER COLLECTS FROM ANY
BORROWER OR CLASS OF BORROWERS), Revolving Line of Credit Loan to a Corporation for $10,000,000.00 due on April
30, 2000.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

      Personal, Family, or Household Purposes or Personal Investment. X Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:
Support short-term operations and cash flow, including 1998 crop production.

DISBURSEMENT INSTRUCTIONS.  Borrower understands
that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please
disburse the loan proceeds of $10,000,000.00 as follows:
     Undisbursed Funds:         $10,000,000.00
                                ------------------
     Note Principal:            $10,000,000.00

PAYMENT BY AUTOMATIC DEDUCTION. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and/or interest payments on this Note from Borrower's account number 8110-012690 with Lender or such other account as Borrower may designate in writing. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this Note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

FINANCIAL CONDITION.  BY SIGNING THIS
AUTHORIZATION, BORROWER REPRESENTS AND
WARRANTS TO LENDER THAT THE INFORMATION
PROVIDED ABOVE IS TRUE AND CORRECT AND THAT
THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN
BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN
BORROWER'S MOST RECENT FINANCIAL STATEMENT TO
LENDER.  THIS AUTHORIZATION IS DATED MAY 1, 1998.

BORROWER:
R.H. PHILLIPS, INC.

By://s// Mike Motroni
     -----------------------------------------------
Title: Chief Financial Officer
    ------------------------------------------------
By://s// John Giguiere
    ------------------------------------------------
Title: Co-Chief Executive Officer
     -----------------------------------------------

Variable Rate.  Line of Credit.         LASER PRO, Reg.
U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1998 CFI ProServices, Inc.
All rights reserved. [CA-I20 RHPI.LN C3.OVL]

      U.S. BANK
                  LOAN AGREEMENT

Principal     Loan Date     Maturity  Loan No  Call  Collateral
$10,000,000.00 05-01-1998   04-30-2000 815-141  04368    365
Account             Officer          Initials
7155425480      62186
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: R.H. PHILLIPS, INC.    Lender:  U.S. BANK NATIONAL
          26836 County Road 12A           ASSOCIATION
          Esparto, CA  95627              California Corporate Banking
                                          980 Ninth Street, Suite 1100
                                          Sacramento, CA   95814

THIS LOAN AGREEMENT between R.H. PHILLIPS, INC.
("Borrower") and U.S. BANK ("Lender") is made and executed on the following terms and conditions.
Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of May 1, 1998, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement.  The word "Agreement" means this Loan
         Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

         Account. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

         Account Debtor. The words "Account Debtor" mean the person or entity obligated upon an Account.

         Advance. The word "Advance" means a disbursement of Loan funds under this Agreement.

         Borrower. The word "Borrower" means R.H. PHILLIPS, INC.. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

         Borrowing Base. The words "Borrowing Base" mean as determined by Lender from time to time, the lesser of (a) $10,000,000.00; or (b) the sum of (i) 80.000% of the
         aggregate amount of Eligible Accounts, plus (ii) 55.000% of the aggregate amount of Eligible Inventory consisting of bulk and bottled wine and 30.000% of the aggregate amount of Eligible Inventory consisting of non-wine inventory used in bottling (not to exceed in corresponding Loan amount based on Eligible Inventory $8,000,000.00). (NOTE: Line availability will not be reduced by Notes Payable from Mondavi.).

         Business Day. The words "Business Day" mean a day on which commercial banks are open for business in the State of California.

         CERCLA.  The word "CERCLA" means the Comprehensive
         Environmental Response, Compensation, and Liability Act of 1980, as amended.

         Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

         Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

         Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt and Preferred Stock.

         Eligible Accounts. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

         (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.
         (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.
         (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.
         (d) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender.
         (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.
         (f) Accounts which are subject to dispute, counterclaim, or setoff.
         (g) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.
         (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

         (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.
         (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.
         (k) Accounts which have not been paid in full within 60 days past due from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 60 days past due from the invoice date is in excess of 10.000% of the total amount outstanding on the Account.
         (l) Datings; Progress Billings; Retainages; Cash Sales;
         C.O.D.; Service Charges; That portion of the Accounts of any single Account Debtor which exceeds either a) 10.00% of all Borrower's Accounts, or b) the sum of $250,000.00, excepting that portion of the Accounts of the foregoing Account Debtors which exceeds either a) 25.00% of all Borrower's accounts, or
         b) $500,000.00: M.S. Walker, Lauber Imports, and Young's Market.

         Eligible Inventory. The words "Eligible Inventory" mean, at any time, all of Borrower's Inventory as defined below except:

         (a) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.
         (b) Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.
         (c) Red and white wines aged over sixty (60) months and thirty-six (36) months, respectively. In addition, Eligible Inventory will be reduced by those having lien rights and storage accounts payable.

         ERISA.  The word "ERISA" means the Employee Retirement
         Income Security Act of 1974, as amended.
         Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

         Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

         Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

         Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

         Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

         Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

         Lender. The word "Lender" means U.S. BANK, its successors and assigns.

         Line of Credit. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

         Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

         Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing
         Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

         Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

         Subordinated Debt. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

         Tangible Net Worth.  The words "Tangible Net Worth" mean
         Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

         Working Capital.  The words "Working Capital" mean
         Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT.  Lender agrees to make Advances to
Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

         Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

         (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.
         (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.
         (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.
         (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.
         (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.
         (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related
         Documents as are then due and payable.
         (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

         Making Loan Advances. Advances under the Line of Credit may be requested either orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

         Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base.
         On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

         Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts, general intangibles, and Inventory. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to
Lender:

         Perfection of Security Interests. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue
         Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower.
         Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

         Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory.

         Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Inventory and Eligible Accounts and Eligible Inventory, in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and Eligible Inventory and such other matters and information relating to the Accounts and Inventory as Lender may request. Supplemental schedules shall be delivered according to the following schedule: Borrower to furnish Lender with monthly Accounts Payable aging and Accounts Receivable aging within twenty (20) days after the end of each month. The format of aging will be sixty
         (60) days past due. Borrower to update the value of eligible wine inventory monthly, based on Market cost as determined by then-current market prices published by industry expert Joseph Ciatti (value not to exceed
         100.00% of cost), submitted to Lender on a Certification Worksheet. Fair Market Value adjustment to be made on a quarterly basis. Private Label wine to be advanced based on cost, not market value. Borrower to undergo two collateral audits per year, to be performed by Lender's staff or Lender approved external examiners.
         Direct verifications shall be required. Borrower agrees to pay all Lender's expenses incurred in connection with each collateral audit. Borrower also to furnish Lender with a complete Account debtor name and address list upon request and a Borrower's Certificate monthly.

         Representations and Warranties Concerning Accounts.
         With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

         Representations and Warranties Concerning Inventory.
         With respect to the Inventory, Borrower represents and warrants to Lender: (a) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (b) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) The value of the Inventory will be determined on a consistent accounting basis; (d) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (e) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (f) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender's name evidencing the storage of Inventory; and (g) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

         Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.
         Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

         Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         Properties. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

         Hazardous Substances.  The terms "hazardous waste,"
         "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section
         1801, et seq., the Resource Conservation and Recovery Act,
         42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

         Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 26836 County Road 12A, Esparto, CA 95627. Unless
         Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

         Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower.
         Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.


         Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         Financial Statements. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         Financial Covenants and Ratios. Comply with the following covenants and ratios:

         Tangible Net Worth.  Maintain a minimum Tangible Net
         Worth of not less than $19,000,000.00.

         Net Worth Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 3.00 to 1.00.

         Working Capital.  Maintain Working Capital in excess of
         $1,800,000.00.

         Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of 1.15 to 1.00.

         Cash Flow Requirements. Maintain Cash Flow at not less than the following level: A minimum ratio of 1.10 to 1.00, defined as: Net profit after taxes plus depreciation and amortization plus interest expense plus additional paid in capital, divided by current portion of long term debt plus dividends and withdrawals plus internally funded fixed assets. This ratio will be measured annually.

         The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios: Borrower's Tangible Net Worth to increase by 25.00% of the previous fiscal year's Consolidated Net
         Income plus 100.000% of additional paid in capital.
         Working Capital and Current Ratio to include line of credit balances. Borrower's compliance will be tested quarterly. Borrower agrees to furnish to Lender 10-K's and 10-Q's within 30 days of filing with Security Exchange
         Commission. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

         Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer;
         (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

         Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

         Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         Compliance Certificate. Unless waived in writing by Lender, provide Lender quarterly and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

         Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

         Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases in the excess of $3,000,000, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

         Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

         Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse
Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

ACCESS LAWS. Without limiting the generality of any provision of this agreement requiring Borrower to comply with applicable laws, rules, and regulations, Borrower agrees that it will at all times comply with applicable laws relating to disabled access including, but not limited to, all applicable titles of the Americans with Disabilities Act of 1990.

ADDITIONAL EVENTS OF DEFAULT.  In addition to the
Events of Default specified in the Events of Default paragraph of this Agreement, the occurrence of any event of default under any agreement between Metropolitan Life Insurance and Borrower, including without limitation the Loan Agreement and Promissory Note dated May 1, 1998, shall be an event of default hereunder. Upon the occurrence of such an event of default, Lender may, at its option, exercise any one or more of the rights and remedies available under this agreement or under applicable law.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

         Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect
         (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         Insecurity.  Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT.  If any Event of
Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:


         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

         Arbitration. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement.
         This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure
         Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

         Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.
         Borrower also will pay any court costs, in addition to all other sums provided by law.

         Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.
         Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         Time Is of the Essence. Time is of the essence in the performance of this Agreement.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement.
         No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.


BORROWER ACKNOWLEDGES HAVING READ ALL THE
PROVISIONS OF THIS LOAN AGREEMENT, AND
BORROWER AGREES TO ITS TERMS.  THIS
AGREEMENT IS DATED AS OF MAY 1, 1998.

BORROWER:
R.H. PHILLIPS, INC.

By://s// Mike Motroni
     -----------------------------------------------
    Title: Chief Financial Officer
    ------------------------------------------------
By://s// John Giguiere
    ------------------------------------------------
    Title: Co-Chief Executive Officer
     -----------------------------------------------

LENDER:
U.S. BANK NATIONAL ASSOCIATION

By://s// Karen Howe
     -----------------------------------------------
     Authorized Officer

                LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1998 CFI ProServices, Inc. All rights reserved. [CA-C40 RHPI.LN C3.OVL]

   U.S. BANK
               AGRICULTURAL SECURITY AGREEMENT
Principal     Loan Date    Maturity  Loan No  Call  Collateral
$10,000,000.00 05-01-1998 04-30-2000 815-141  04368      365
Account        Officer          Initials
7155425480      62186
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: R.H. PHILLIPS, INC.    Lender:  U.S. BANK NATIONAL
          26836 County Road 12A           ASSOCIATION
          Esparto, CA  95627              California Corporate Banking
                                          980 Ninth Street, Suite 1100
                                          Sacramento, CA   95814

=======================================================================

THIS AGRICULTURAL SECURITY AGREEMENT is
entered into between R.H. PHILLIPS, INC. (referred to below as "Grantor"); and U.S. BANK (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word "Agreement" means this Agricultural Security Agreement, as this Agricultural Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Agricultural Security Agreement from time to time.

         Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         All inventory, chattel paper, accounts, unencumbered farm equipment, general intangibles and crops

         In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.
         (b) All products and produce of any of the property described in this Collateral section.
         (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section or appurtenant to any of the lands or operations of Grantor, or held in gross, whether in cash, farm products, or otherwise, and whether from or through any federal or state government agency or program or otherwise, including without limitation, all easements, profits, rights of storage, trailing and grazing, and irrigation and water rights;
         all entitlements, rights to payment, and payments, in whatever form received, including but not limited to, payments under any governmental agricultural diversion programs, governmental agricultural assistance programs, the Farm Services Agency Wheat Feed Grain Program, and any other such program of the United States Department of Agriculture, warehouse receipts, chemicals and fertilizers, documents, letters of entitlement, and storage payments.
         (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, up to outstanding principal and interest.
         (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.
         (f) All crops and crop products, whether stored, planted, growing or to be grown by Grantor or to be acquired from third parties, including crops hereafter grown, owned or acquired, and all supplies, including without limitation all seed, fertilizer, fungicides, and pesticides.

         Crops growing or to be grown are and will be located on the following described real estate:

         Approximately 1,540 acres located 8.5 miles southwest of Dunnigan on County Road 12A and County
         Road 87, Yolo County, State of California.

         Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

         Grantor. The word "Grantor" means R.H. PHILLIPS, INC., its successors and assigns

         Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

         Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

         Lender. The word "Lender" means U.S. BANK, its successors and assigns.

         Note. The word "Note" means the note or credit agreement dated May 1, 1998, in the principal amount of $10,000,000.00 from R.H. PHILLIPS, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

         Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

         No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

         Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

         Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Grantor promptly shall procure the execution, acknowledgment, and delivery by holders of any encumbrances upon or by owners of such lands where Collateral is or will be located and Grantor consents to Lender's rights of access for cultivation of crops or care of livestock upon such terms as Lender may deem satisfactory. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. Collateral consisting of crops now or hereafter harvested or removed from the real property shall not be stored with a bailee, warehouseman, or similar party without Lender's prior written consent and shall be kept only at locations approved by Lender.

         Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         Sale of Collateral. The following provisions relate to any sale, consignment or transfer of crops, livestock, or other farm products included as all or a part of the Collateral:

         (a) To induce Lender to extend the credit or other financial accommodations secured by this Agreement, Grantor represents and warrants to Lender that it will sell, consign or transfer the Collateral only to those persons whose names and addresses have been set forth on sales schedules delivered to Lender. Each schedule shall be in such form as Lender may require, including identification of each type of Collateral. Grantor also shall notify Lender of the name and address of each additional person to whom or through whom the Collateral may be sold, consigned or transferred. All such schedules and notifications shall be in writing and shall be delivered to Lender not less than seven (7) days prior to any such sale, consignment or transfer of the Collateral.

         (b) Grantor acknowledges that if the Collateral is sold, consigned, or transferred to any person not listed on a schedule delivered to Lender as provided above, and if Lender has not received an accounting (including the proceeds) of such sale, consignment or transfer within ten
         (10) days of the sale, consignment or transfer, then UNDER FEDERAL LAW, GRANTOR SHALL BE SUBJECT TO A
         FINE WHICH IS THE GREATER OF $5,000 OR 15% OF
         THE VALUE OR BENEFIT RECEIVED FROM THE SALE,
         CONSIGNMENT OF TRANSFER TO AN UNLISTED
         BUYER, CONSIGNEE OR TRANSFEREE.

         (c) All proceeds of any sale, consignment or transfer shall be made immediately available to Lender in a form jointly payable to Grantor and Lender. All chattel paper, contracts, warehouse receipts, documents of title, or other evidences of ownership or obligations, whether issued by a co-op, grain elevator, or other warehouse or marketing entity, and all accounts receivable and other non-cash proceeds shall be endorsed, assigned and delivered immediately to Lender as security for the Indebtedness. All the proceeds of any such disposition of the Collateral, when and if received by Lender, may at Lender's option be applied to the Indebtedness. In addition, Lender may collect at any time the proceeds of any or all such accounts or other non-cash proceeds of any sale without notice to Grantor.

         Care and Preservation of the Crops. Grantor shall (a) At seasonable and proper times and in accordance with the best practices of good husbandry attend to and care for the crops and the tillage of the land and do, or cause to be done, any and all acts that may at any time be appropriate or necessary to grow, farm, cultivate, irrigate, fertilize, fumigate, prune, harvest, pick, clean, preserve, and protect the crops;
         (b) Not commit or suffer to be committed any damage to, destruction of, or waste of the crops; (c) Permit Lender and any of its employees and agents to enter upon the premises where the crops are located at any reasonable time and from time to time for the purpose of examining and inspecting the crops and the premises; (d) Harvest and prepare the crops for market and promptly notify Lender when any of the crops are ready for market; (e) Keep the crops separate and always capable of being identified; and (f) Promptly give
         Lender written notice of any disease to, any destruction of, any depreciation in the value of, or any damage to the crops.

         Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement and any other liens or encumbrances approved by lender in writing. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

         Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

         Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any material portion of Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

         Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name
         Lender as an additional obligee under any surety bond furnished in the contest proceedings.

         Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

         Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response,
         Compensation, and Liability Act of 1980, as amended, 42
         U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No.
         99-499 ("SARA"), the Hazardous Materials Transportation
         Act, 49 U.S.C. Section 1801, et seq., the Resource
         Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms
         "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

         Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, hail, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. In addition, Grantor shall obtain at its expense any federal or state crop insurance required by Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

         Application of Insurance Proceeds. Grantor shall promptly notify Lender of any material loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed
         Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

         Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT
ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related
Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

         Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Grantor and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp.

         Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related
         Documents is false or misleading in any material respect, either now or at the time made or furnished.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect
         (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

         Insecurity.  Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of
Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         Accelerate Indebtedness.  Lender may declare the entire
         Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

         Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         Care and Possession of the Crops. Lender may enter upon the premises where any Collateral consisting of crops is located and, using any and all of Grantor's equipment, machinery, tools, farming implements, and supplies, and improvements located on the premises: (a) Farm, cultivate, irrigate, fertilize, fumigate, prune, and perform any other act or acts appropriate or necessary to grow, care for, maintain, preserve and protect the crops (using any water located in, on or adjacent to the premises); (b) Harvest, pick, clean, and remove the crops from the premises; and (c) To the extent then permitted under California law, appraise, store, prepare for public or private sale, exhibit, market and sell the crops and any products of the crops; provided that Grantor hereby agrees that if Grantor is the owner of record of the premises upon which the crops and any products of the crops are located, Lender shall not be responsible or liable for returning the premises to their condition immediately preceding the use of the premises as provided herein or for doing such acts as may be necessary to permit future crops to be maintained on the premises.

         Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

         Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

         Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related
         Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Sacramento County, the State of California. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

         Arbitration. Lender and Grantor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement.
         This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes.
         The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         Attorneys' Fees; Expenses. In any legal action, arbitration, or other proceeding brought to enforce or interpret the terms of this Agreement or the Related Documents, the prevailing party shall be entitled to reasonable attorneys' fees and any other costs incurred in that proceeding in addition to any other relief to which it is entitled. The provisions of this section constitute a distinct and severable agreement from the contractual rights created by this Agreement and the Related Documents. In the event of a judgment against one party concerning any aspect of this Agreement and the Related documents, the right to recover post-judgment attorneys' fees incurred in enforcing the judgment shall not be merged into and extinguished by any money judgment. The Grantor will reimburse the Lender for all reasonable attorneys' fees and expenses incurred in the representation of the Lender in any aspect of any bankruptcy or insolvency proceeding initiated by or on behalf of the Grantor that concerns any of its obligations to the Lender under this Agreement or the Related Documents or otherwise in connection with the Loan or any security given therefore.

         Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

         Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

         Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

         Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the

         Indebtedness and, at Lender's option,
         shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE
PROVISIONS OF THIS AGRICULTURAL SECURITY
AGREEMENT, AND GRANTOR AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED MAY 1, 1998.


GRANTOR:
R.H. PHILLIPS, INC.

By://s// Mike Motroni
     -----------------------------------------------
Title: Chief Financial Officer
    ------------------------------------------------
By://s// John Giguiere
    ------------------------------------------------
Title: Co-Chief Executive Officer
     -----------------------------------------------
===============================================

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24 (c) 1998
CFI ProServices, Inc.  All rights reserved. [CA-E40 RHPI.LN
C3.OVL]

             COMMERCIAL SWEEP ACCOUNT LINE OF
                            CREDIT ADDENDUM

Borrower: R.H. PHILLIPS, INC.       Lender: U.S. BANK NATIONAL
          26836 County Road 12A             ASSOCIATION
          Esparto, CA  95627                California Corporate Banking
                                            980 9th Street, Suite 1100
                                            Sacramento, CA  95814

This COMMERCIAL SWEEP ACCOUNT LINE OF CREDIT
ADDENDUM is attached to and by this reference is made a part of each Promissory Note or Credit Agreement, dated
May 1, 1998, and executed in connection with a loan or other financial accommodations between U.S. BANK and R.H. PHILLIPS, INC..

Borrower has requested and been granted a Commecial Sweep
Account with the loan option ("Sweep").  Borrower authorizes
Lender to transfer funds in accordance with this Addendum to and from the following accounts:
      NAME                         ACCOUNT NUMBER
Sweep Account (DDA)                   8110-012690
Line of Credit                       7155425480-141

1. So long as the Line of Credit is in place and/or has available credit, funds will be transferred between these accounts at the close of each business day so that the Borrower's DDA maintains a collected balance equal to a pre-established balance (the "Loan Peg Balance"). Any collected funds in the DDA that exceed the Loan Peg Balance will be transferred to the Line of Credit to reduce the outstanding principal balance thereof. Lender may limit the amount of excess collected funds that it will transfer to or from Borrower's Line of Credit on any particular day. Should the collected funds in the DDA be less than the Loan Peg Balance, an advance will be made from the Line of Credit to restore the DDA to the Loan Peg Balance.
Should there be no outstanding balance under the Line of Credit, Lender shall maintain excess collected funds in the DDA unless otherwise agreed. For the purposes of Sweep, business day shall mean Monday through Friday, not including federal or state holiday.

2. Any advance from the Line of Credit pursuant to this Addendum shall be deemed to have been requested by Borrower under the terms of the Line of Credit and shall be subject to the terms of the Line of Credit. No advance shall be made by Lender to Borrower under this Addendum if (a) the maximum unpaid principal balance permitted by the Line of Credit would be exceeded, (b) the advance would otherwise result in a breach of any of Borrower's obligations to Lender, (c) Borrower is then in default under the Line of Credit or other agreement with Lender or (d) Lender in good faith elects not to make the advance for any reason.

3. The Loan Peg Balance for Borrower's DDA will be established by Lender in its discretion from time to time based on Lender's analysis of Borrower's DDA. Lender may increase or decrease the Loan Peg Balance at any time without notice to Borrower. Lender shall not be accountable for errors in judgement in performing any service under this Addendum but only for gross negligence or willful misconduct.

4. Lender shall not be required to comply with any direction of Borrower which in Bank's judgement may subject it to liability, or to defend or prosecute any suit or action unless indemnified in a manner and amount satisfactory to it. Lender is authorized to accept oral instructions, including telephone instructions, from Borrower representatives.

5. Borrower may terminate this service by written notice executed by Borrower and delivered to Lender and indemnify Lender to its satisfaction against liabilities incurred in the administration of the account. Lender may change the terms or discontinue this Sweep at any time upon written notice, sent to Borrower's address as shown in Lender's records.

6. Borrower shall pay such fees for this service as may be disclosed to Borrower by Lender. Except as expressly supplemented above, all terms of Borrower's promissory note, Commercial Deposit Account Agreement and any other agreement with Lender and any amendments thereto remain in full force and effect.

THIS COMMERCIAL SWEEP ACCOUNT LINE OF CREDIT
ADDENDUM IS EXECUTED ON MAY 1, 1998.

BORROWER:
R.H. PHILLIPS, INC.

By://s// Mike Motroni
     -----------------------------------------------
Title: Chief Financial Officer
    ------------------------------------------------
By://s// John Giguiere
    ------------------------------------------------
Title: Co-Chief Executive Officer
     -----------------------------------------------

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By://s// Karen Howe
     ------------------------------------------------
    Authorized Officer

                         ALTERNATIVE RATE OPTIONS
                              PROMISSORY NOTE
                            (PRIME RATE, LIBOR)
$10,000,000.00                                           Dated as of:
MAY 1, 1998

R.H. PHILLIPS, INC.
("Borrower")

U.S. BANK NATIONAL ASSOCIATION
("Lender")

1. TYPE OF CREDIT This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower ("Advances") under a:

      single disbursement loan. Amounts loaned to Borrower hereunder will be disbursed in a single Advance in the amount shown in Section 2.

  X revolving line of credit. No Advances shall be made which create a maximum amount outstanding at any on t time which exceeds the maximum amount shown in Section 2. However, Advances hereunder may be borrowed, repaid and reborrowed, and the aggregate Advances loaned hereunder from time to time may exceed such maximum amount.

    non-revolving line of credit. Each Advance made from time to time hereunder shall reduce the maximum amount available shown in Section 2. Advances loaned hereunder which are repaid may not be reborrowed.

2. PRINCIPAL BALANCE. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at one time shall not exceed Ten Million and 00/100ths Dollars in lawful money of the United States of America.

3. PROMISE TO PAY. For vlaue received Borrower promises to pay to Lender or order at 980 9th St., Ste. 1100, Sacramento,
CA 95814 the Principal Balance of this note, with interest thereon at the rate(s) specified in Sections 4 and 11 below.

4. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this ntoe, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; provided, however, that once Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall be irrevocable. The rate options are the Prime Borrowing Rate and the LIBOR Borrowing Rate, each as defined herein.

(a) Definitions. The following terms shall have the following meanings:

    "Business Day" means any day other than a Saturday, Sunday, or other day that commercial banks in Sacramento, California, Portland, Oregon or New York City are authorized or required by law to close; provided, however that when used in connection with a LIBOR Rate, LIBOR Amount or LIBOR Interest Period such term shall also exclude any day on which dealings in U.S. dollar deposits are not carried on in the London Interbank market.

    "LIBOR Amount" means each principal amount for which Borrower chooses to have the LIBOR Borrowing Rate apply for any specified LIBOR Interest Period.

    "LIBOR Interest Period" means as to any LIBOR Amount, a period of one, two, or three months commencing on the date the LIBOR Borrowing Rate becomes applicable thereto; provided, however, that: (i) the first day of each LIBOR Interest Period must be a Business Day; (ii) no LIBOR Interest Period shall be selected which would extend beyond April 30, 2000; (iii) no LIBOR Interest Period shall extend beyond the date of any principal payment required under Section 6 of this note, unless the sum of the Prime Rate Amount, plus LIBOR Amounts with LIBOR Interest Periods ending on or before the scheduled date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment; (iv) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (v) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

    "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360-day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) established by Lender as its LIBOR Rate, based on Lender's determination, on the basis of such factors as Lender deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to U.S. Bank National Association in the London interbank market at approximately 11 a.m. London time on the date which is two Business Days prior to the first day of such LIBOR Interest Period for delivery on the first day of such LIBOR Interest Period for the number of months therein; provided, however, that the LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR
Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.

    "Prime Rate" means the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower of class of borrowers. When the Prime Rate is applicable under Section 4(b) or 11(b), the interest rate hereunder shall be adjusted without notice effective on the day the Prime Rate changes, but in no event shall the rate of interest be higher than allowed by law.

    "Prime Rate Amount" means any portion of the Principal
Balance bearing interest at the Prime Borrowing Rate.

(b) The Prime Borrowing Rate.

    (i)    The LIBOR Borrowing Rate is the LIBOR Rate plus
1.5% per annum.

    (ii) Borrower may obtain LIBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) on any Business Day. Borrower may request an Advance, conversion of any portion of the Prime Rate Amount to a LIBOR Amount or a new LIBIR Interest Period for an existing LIBOR Amount, at such rate only by giving Lender notice in accordance with Section 4 (c) (iii) before 10:00 a.m. (Portland, Oregon time) on such day.

    (iii) Whenever Borrower desires to use the LIBOR Borrowing
Rate option, Borrower shal give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) two (2)
Business Days prior to the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 15 of this note, and shall specify the requested effective date of the rate, LIBOR Interest Period and LIBOR Amount, and whether Borrower is requesting a new
Advance at the LIBOR Borrowing Rate under a line of credit, conversion of all or any portion of the Prime Rate Amount to a LIBOR Amount, or a new LIBOR Interest Period for an outstanding LIBOR Amount. Notwithstanding any other term of this note, Borrower may elect the LIBOR Borrowing Rate in the minimum principal amount of $500,000.00 and in multiples of $100,000.00 above such amount; provided, however, that no morw than ten separate LIBOR Interest Periods may be in effect at any one time.

  (iv) If at any time the LIBOR Rate in unascertainable or unavailable to Lender of if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate
immediately.    If the LIBOR Borrowing Rate is then in effect,
(A) it shall terminate automatically with respect to all LIBOR Amounts (i) on the last day of each then applicable LIBOR Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and (B) subject to Section 11, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

  (v) If at any time after the date hereof (A) any revision of adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or (ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate
Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this Section 4(c)(v), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all LIBOR Amounts, together with any additional amounts payable under Section 4(c)(vi). Subject to Section 11, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Amounts.

  (vi) Borrower shall pay to Lender, on demand, such amount as Lender reasonably determines (determined as through 100% of the applicable LIBOR Amount had been funded in the London interbank market) is necessary to compensate Lender for any direct or indirect losses, expenses, liabilities, costs, expenses or reductions in yield to Lender, whether incurred in connection with liquidation or re-employment of funds or otherwise, incurred or sustained by Lender as a result of (A) Any payment or prepayment of a LIBOR Amount, termination of the LIBOR
Borrowing Rate or conversion of a LIBOR Amount to the Prime Borrowing Rate on a day other than the last day of the applicable LIBOR Interest Period, (including as a result of acceleration or a notice pursuant to Section 4 (c) (vi)); or (B) Any failure of Borrower to borrow, continue or prepay any LIBOR Amount or to convert any portion of the Prime Rate Amount to a LIBOR
Amount after Borrower has given a notice thereof to Lender.

  (vii) If Borrower chooses the LIBOR Borrowing Rate,
Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the London interbank market. Lender's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

 (viii) Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

  (ix) Nothing contained in this note, including without limitation the determination of any LIBOR Interest Period or Lender's quotation of any LIBOR Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

5.  COMPUTATION OF INTEREST.  All interest under Section
4 and Section 11 will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6.  PAYMENT SCHEDULE.

(a) Principal.  Principal shall be paid:
              on demand
              on demand, or if no demand, on
       X    on April 30, 2000.
              subject to Section 8, in installments of
                   each, plus accrued interest, beginning on and on the same day of each thereafter until when the entire Principal
Balance plus interest thereon shall be due and payable.
                   each, including accrued interest, beginning on and on the same day of each thereafter until when the entire Principal
Balance plus interest thereon shall be due and payable.

(b) Interest.

    (i) Interest on the Prime Rate Amount shall be paid:
          X on the 15th day of May, 1998, and on the same day of each month thereafter prior to maturity and at maturity.
              at maturity.
              at the time each principal installment is due and at maturity.

    (ii) Interest on all LIBOR Amounts shall be paid:
              on the last day of the applicable LIBOR Interest Period, and if such LIBOR Interest Period is longer than three months, on the last day of each three month period occurring during such
LIBOR Interest Period, and at maturity.
        X   on the 15th day of May, 1998, and on the same day of
each month thereafter prior to maturity and at maturity.
               at maturity.
               at the time each principal installment is due and at maturity.

7.  PREPAYMENT.

(a) Prepayments of all or any part of the Prime Rate Amount may be made at any time without penalty.

(b) Except as otherwise specifically set forth herein, Borrower may not prepay all or any part of any LIBOR Amount or terminate any LIBOR Borrowing Rate, except on the last day of the applicable LIBOR Interest Period.

(c) Principal prepayments will not postpone the date of or change the amount of any regularly scheduled payment. At the time of any principal prepayment, all accrued interest, fees, costs and expenses shall also be paid.

8. CHANGE IN PAYMENT AMOUNT. Each time the interest rate on this note changes the holder of this note may, from time to time, in holder's sole discretion, increase or decrease the amount of each of the installments remaining unpaid at the time of such change in rate to an amount holder in its sole discretion deems necessary to continue amortizing the Principal Balance at the same rate established by the installment amounts specified in
Section 6 (a), whether or not a "balloon" payment may also be due upon maturity of this note. Holder shall notify the undersigned of each such change in writing. Whether or not the installment amount is increased under this Section 8. Borrower understands that, as a result of increases in the rate of interest, the final payment due whether or not a "balloon" payments, shall include the entire Principal Balance and interest thereon then outstanding, and may be substantially more than the installment specified in Section 6.

9. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (e.g. February 31), such payment shall be paid on the last banking day of that month.

10.  PAYMENT BY AUTOMATIC DEBIT.

X Borrower hereby authorizes Lender to automatically deduct the amount of all principal and interest payments from account number 8110-012690 at a branch of Lender. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deduction, including any overdraft and non-sufficient funds charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic debit.

11.  DEFAULT

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make nay requested Advance, each of the following shall be an event of default: (i) Borrower fails to make any payment when due. (ii) Borrower fails to perform or comply with any term, covenant or obligation in this note or any agreement related to this note, or in any other agreement or loan Borrower has with Lender. (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note or any related documents. (iv) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (v) Borrower dies, becomes insolvent, liquidates or dissolves, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (vi) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (vii) Any of the events described in this default section occurs with respect to any general partner in Borrower or any guarantor of this change in the financial condition or management of Borrower or Lender in good faith deems itself insecure with respect to the payment of performance of Borrower's obligations to Lender. If this note is payable on demand, the inclusion of specific events of default shall not prejudice Lender's right to require payment on demand or to decline to make nay requested Advance.

(b) Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

12.  EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON
DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid Principal Balance on this note which at any time exceeds the maximum amount specified in Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

13. LINE OF CREDIT PROVISIONS. If the type of credit indicated in Section 1 is a revolving line of credit or a non-revolving line of credit, Borrower agrees that Lender is under no obligation and has not committed to make any Advances hereunder. Each Advance hereunder shall be made at the sole option of Lender.

14. DEMAND NOTE. If this note is payable on demand, Borrower acknowledges and agrees that (a) Lender is entitled to demand Borrower's immediate payment in full of all amounts owing hereunder and (b) neither anything to the contrary contained herein or in any other loan documents (including but not limited to, provisions relating to defaults, rights of cure, default rate of interest, installment payments, late charges, periodic review of Borrower's financial condition, and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's payment in full of all amounts owing hereudner immediately upon Lender's demand.

15.  REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 15, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of Borrower.

(b). Borrower hereby authorizes any one of the following individuals to request Advances and to select interest rate options: John Giguiere, Karl E. Giguiere, Lane Giguiere, Mike
Motroni, and Beth Brady, unless Lender is otherwise instructed in writing.

(c) All Advances shall be disbursed by deposit directly to Borrower's account number 8110-012690 at a branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this
Section 15, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

16. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets and forecasts. If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

17. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last known address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any of said persons shall be complete notification of all.

18. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

19. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note.
Without limiting, the foregoing, Lender may, in its sole discretion:
(a) make secured or unsecured loans to Borrower and agree to any number of waivers, modification, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable, law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

20. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members. Holder's rights and remedies under this note shall be cumulative.

21. SEVERABILITY. If any term or provision of this note is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and this note shall be construed as if such illegal, invalid or unenforceable provision had not been contained herein.

22.  ARBITRATION.

(a) Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this note or any transaction of which this note is a part (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration
Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration, is secured by real property located outside or Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of Borrower) would be to materially impair Lender's ability to realize on any collateral securing the Loan.

(b) If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more, three neutral arbitrators will decide all issues. All arbitrators will be active California State Bar members in good standing. All arbitration hearings will be held in Sacramento, California. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

(c) If either party institutes any judicial proceeding relating to the Loan, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff; (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.

23. GOVERNING LAW. This note shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflicts of law principles: provided, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal lao.

EACH OF THE UNDERSIGNED HEREBY
ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF
THIS DOCUMENT.

24.  ADDENDUM.  An addendum titled "Commercial Sweep
Account Line of Credit Addendum" is attached hereto and by this reference made a part thereof, just as if all the terms and conditions of said addendum were in the body of this Note.

BORROWER:
R.H. PHILLIPS, INC.

By://s// Mike Motroni
     -----------------------------------------------
Title: Chief Financial Officer
    ------------------------------------------------
By://s// John Giguiere
    ------------------------------------------------
Title: Co-Chief Executive Officer
     -----------------------------------------------

For valuable consideration, Lender agrees to the terms of the arbitration provision set forth in this note.

Lender Name: U.S. Bank National Association

By: //s//Karen Howe
     ----------------------------------------------------
Title: Authorized Officer
     ----------------------------------------------------
Date:
     ----------------------------------------------------